
RUSH
TRUCK CENTERS
SCHOOL BUS
CNG | LNG

RUSH ENTERPRISES

October 30, 2017

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Disclosure/Safe Harbor

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

Company Overview

- Full service solutions provider to commercial vehicle industry
- 6,600 dedicated employees
- $4.2 billion in revenue in 2016
- 30,635 trucks sold in 2016
- 4.9-5.5% U.S. Class 4-8 market share in 2016
- A and B common shares due to voting control requirements included in Peterbilt dealer agreements prior to IPO


RUSH ENTERPRISES

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Commercial Vehicle Market

- Economic improvement positively impacting truck sales and aftermarket services
  - Continued growth in housing and construction
  - Stable general freight environment
  - Increased activity in energy sector
- Used truck values have stabilized, increased used truck supply is coming
- Alternative fuel vehicles adoption rate slowed but remains long-term growth opportunity
- Credit availability is improving







expect more.

US Retail Truck Sales



Class 8
Class 4-7
350
300
250
200
150
100
50
Units ($000s)

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017E
Class 8	157	139	97	110	174	199	188	224	253	197	190
Class 4-7	239	173	111	118	146	164	180	200	218	226	238

Source: ACT Research

Rush Truck Centers

- Largest commercial vehicle dealer group in North America
- More than 100 locations in 21 states
- Class 3-8 truck sales, full range of aftermarket solutions
- Broad market segment coverage
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, hope to grow with Ford
- Leasing and rental
- Financial and insurance services
- Over 4 million square feet of premium facilities







Rush Truck Centers Network



International Division
Peterbilt Division

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Solutions Network

- 100+ locations support all Rush businesses
- Capabilities for all makes and models
- Aftermarket parts
  - More than $199 million parts inventory
  - Proprietary Rig Tough truck parts
  - RushCare Rapid Parts call centers
- Service and body shop
  - 2,408 service bays; 2,152 technicians; 29 collision centers
  - Complete range of maintenance solutions
  - 419 mobile service units
  - 235 contract technicians in customer shops
  - RushCare service and technology solutions
  - CNG/LNG service capabilities







Natural Gas Sales and Service

- Natural gas-powered vehicles remain long-term growth opportunity
- Rush sales – more than 5,400 units since 2005
- Sales support
  - Green consultant
  - Sales specialists
- Parts and service support
  - Natural gas operations manager
  - 27 dedicated CNG locations
  - Natural gas service included in all new facility construction and expansion
  - Mobile service
  - 120 certified technicians
- Natural gas fuel system installation


CNG | LNG

expect more.

Momentum Fuel Technologies

- Innovative design and manufacturing
- Advanced safety features
- Installation expertise
- Nationwide service network
- Multiple configurations serving over-the-road, refuse, construction, beverage, bulk haul and transit



U.S. CLASS 8 NATURAL GAS ADOPTION RATES



Units (000)
10
8
6
4
2
0
% US Class 8 Sales
2012
2013
2014
2015
2016
2017
2018
2019
2020
2%
3%
4%
3%
3%
3%
3%
6%
7%

Source: ACT Research

Absorption Performance

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Above 95% in recession due to efficient expense management
- Entered up cycle at 106%
- 112% overall in 2016
- 120.9% in Q3 2017



ABSORPTION RATIO*
120
100
80
100
105
105
106
96
106
114
116
114
118
116
112
5 6 7 8 9 10 11 12 13 14 15 16

*Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

Quality of Earnings



100
80
60
40
20
0
7.9%
2.7%
36.9%
52.5%
Peak
6.0%
2.9%
20.1%
71.0%
Trough
4.8%
3.6%
24.6%
67.0%
2006
2009
2016

Class 8 Units	290,000	97,000	197,000

2016 GP Margin Truck Sales 6.7% | Parts/Service 36.1% | Rental and Leasing 12.5%

Parts and Service Truck Sales Leasing & Rental Other

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Rush Annual Truck Sales


40,000
36,000
32,000
28,000
24,000
20,000
16,000
12,000
8,000
4,000
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
15,833
9,922
1,704
7,893
16,874
11,241
1,665
7,922
10,816
11,135
1,676
7,008
12,700
11,500
1,700
7,000
39%
35%
5%
21%
2012
2013
2014
2015
2016
2017E
Used
Light–duty
Medium–duty
Class 8

Commercial Vehicle Franchises

Peterbilt, Class 6-8 – 55 locations, 11 states

International, Class 5-8 – 45 locations, 9 states

Ford, Class 3-7 – 7 locations, 7 states

Hino, Class 5-7 – 31 locations, 9 states

Isuzu, Class 4-5 – 25 locations, 9 states

Mitsubishi Fuso, Class 4-5 – 5 locations, 3 states

Blue Bird – 18 locations, 1 state

Collins – 24 locations, 1 state

Elkhart – 17 locations, 1 state

IC Bus – 33 locations, 7 states

Jerr-Dan – 30 locations, 4 states

PacLease – 30 locations, 10 states

Idealease – 28 locations, 9 states

Rush Class 8 Customers

Rush 2016 US Class 8 market share – 5.5%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier


VOCATIONAL
40-45%
LARGE
FLEETS
30-35%
OWNER-
OPERATOR
10-15%
MID-SIZE
FLEETS
15-20%

expect more.

Rush Class 4-7 Customers

Rush 2016 US Class 4-7 market share – 4.9%

- Vocational and specialty markets
- Ready-to-roll inventory
- National fleet accounts
- Market tied closely to the general economy



PICK-UP/ DELIVERY 25%
LEASING/ RENTAL 20%
CONSTRUCTION/ LANDSCAPING 20%
TOWING/ RECOVERY 10%
FOOD/ BEVERAGE 15%
GOVERNMENT/ MUNICIPAL 10%

CANTEEN · McCOY'S BUILDING SUPPLY · PODS Portable On Demand Storage · Nestlé · Anheuser-Busch · Red Bull · JERR-DAN

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Rush Truck Leasing

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 66 locations including 4 captive shops
- 7,854 units in truck fleet; 1,169 units under contract maintenance
- Growing need by customers for outsourced maintenance


SALT LAKE CITY
IDEALEASE





LEASING AND RENTAL REVENUE


$ millions
$225
$205
$185
$165
$145
$125
$105
$85
$65
$45
$25
$100
$130
$178
$200
$208
$215
2012
2013
2014
2015
2016
2017E

expect more.

Strategic Growth Initiatives

- 2022 financial goals
  - $7.0 billion in annual revenue
  - 5% pretax profit margin
- Growth goals and opportunities
  - Grow parts revenue from $1 billion to $2 billion
  - Grow service and body shop revenue from $385 million to $540 million
  - Increase Momentum Fuel Technologies market share to 30%
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.2%
  - Increase RTL pretax margin to 4.6%
- Capital deployment
  - Disciplined investment in strategic growth
  - Consistent shareholder return program








Company at a Glance

Rush Truck Centers
Rush Bus Centers
Rush Refuse Systems
Rush Crane Systems
Rush Towing Systems
Rush Truck Leasing
Rush Truck Insurance Services
Rig Tough Truck Parts
Rig Tough Used Trucks
Momentum Fuel Technologies
Custom Vehicle Solutions
Perfection Truck Parts & Equipment
Chrome Country
World Wide Tires





IDEALEASE

CHROME COUNTRY








Historical Results

$ in millions, except per share amounts	2013	2014	2015	2016	9 months ended 9/30/2016	9 months ended 9/30/2017
Revenue	$3,384.7	$4,727.4	$4,979.7	$4,214.6	$3,193.3	$3,505.8
Gross Profit	$572.0	$756.0	$784.9	$726.4	$545.1	$617.0
Gross Profit Margin	16.9%	16.0%	15.8%	17.2%	17.1%	17.6%
Adjusted EBIT (1)*	$95.4	$133.2	$108.8	$67.1	$51.8	$103.5
Adjusted EBIT Margin*	2.8 %	2.8%	2.2%	1.6%	1.6%	3.0%
Net Income	$49.2	$80.0	$66.1	$40.6	$28.1	$66.3
Adjusted Net Income (1)*	$55.8	$82.0	$66.1	$46.0	$33.5	$66.3
EPS	$1.22	$1.96	$1.61	$1.00	$0.69	$1.62
Adjusted EPS (1)*	$1.38	$2.01	$1.61	$1.13	$0.82	$1.62

(1) Excludes one-time charges related to W. Marvin Rush retirement accruals in 2013; a one-time charge related to impairment of the company's aircraft in 2014; and a one-time charge related to restructuring charges and real estate impairment in 2016.

*Non-GAAP financial measure – see Appendix

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Adjusted Return on Invested Capital

$ in thousands	2013	2014	2015	2016	9/30/2016	9/30/2017
Total debt	$1,121,897	$1,487,641	$1,586,278	$1,335,441	$1,426,678	$1,380,077
Adjustments						
Debt related to lease and rental fleet	($413,066)	($539,426)	($603,894)	($579,819)	($600,586)	($573,978)
Floor plan notes payable	($593,649)	($845,977)	($854,758)	($646,945)	($711,906)	($706,995)
Adjusted total debt*	$115,182	$102,238	$127,626	$108,677	$114,186	$99,104
Cash and cash equivalents	($217,305)	($191,463)	($64,847)	($82,026)	($91,698)	($127,915)
Adjusted net (cash) debt*	($102,123)	($89,225)	$62,779	$26,651	$22,488	($28,811)
Shareholders' equity	$665,381	$764,339	$844,897	$862,825	$853,170	$934,117
Adjusted invested capital*	$563,258	$675,114	$907,676	$889,476	$875,658	$905,306
Adjusted return on invested capital (1)*	17.4%	21.5%	13.7%	7.5%	7.9%	14.0%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.

*Non-GAAP financial measure – see Appendix

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Free Cash Flow

$ in thousands	2013	2014	2015	2016	12 months ended 9/30/2016	12 months ended 9/30/2017
Net cash provided by (used in) operations	$173,488	$88,937	$227,250	$521,170	$514,543	$304,726
Acquisition of property/equipment	($191,584)	($260,820)	($367,790)	($196,965)	($277,125)	($176,175)
Free cash flow*	($18,096)	($171,883)	($140,540)	$324,205	$237,418	$128,551
Adjustments:						
Draws (payments) on floor plan financing, net	$46,085	$207,458	$31,568	($211,802)	($205,716)	($35,962)
Proceeds from lease/rental debt	$161,767	$214,622	$162,497	$121,188	$150,685	$115,258
Principal payments on lease/rental debt	($90,018)	($112,414)	($138,813)	($168,644)	($161,762)	($153,459)
Debt proceeds related to acquisitions	($23,939)	($43,317)	($5,645)	$0	$0	$0
Non-maintenance capital expenditures	$32,644	$63,256	$138,190	$45,003	$74,834	$32,429
Adjusted free cash flow*	$108,443	$157,722	$47,257	$109,950	$95,459	$86,817

*Non-GAAP financial measure – see Appendix


RUSH
TRUCK CENTERS
SCHOOL BUS
CNG | LNG

RUSH ENTERPRISES

October 30, 2017

expect more.

Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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Appendix Reconciliation Adjusted Net income and EPS

In thousands, except per share amounts	2013	2014	2015	2016	9 months ended 9/30/2016	9 months ended 9/30/2017
Net Income	$49,217	$79,957	$66,053	$40,582	$28,092	$66,262
Adjustments						
Restructuring charges, net of tax				$5,425	$5,425	
W. Marvin Rush retirement payment accrual, net of tax	$6,574					
Aircraft impairment charge, net of tax		$2,083				
Adjusted Net Income*	$55,791	$82,040	$66,053	$46,007	$33,517	$66,262
Diluted shares outstanding EPS	40,506	40,894	41,093	40,603	40,698	40,830
EPS	$1.22	$1.96	$1.61	$1.00	$0.69	$1.62
Adjusted EPS*	$1.38	$2.01	$1.61	$1.13	$0.82	$1.62

*Non-GAAP financial measure

Appendix Reconciliation Adjusted EBITDA and EBIT

$ in thousands	2013	2014	2015	2016	9 months ended 9/30/2016	9 months ended 9/30/2017
Net Income	$49,217	$79,957	$66,053	$40,582	$28,092	$66,262
Adjusted Net Income*	$55,791	$82,040	$66,053	$46,007	$33,517	$66,262
Provision for Income Taxes	$36,047	$50,586	$41,750	$29,372	$17,962	$35,714
Interest expense	$10,693	$11,198	$13,473	$14,279	$11,287	$8,716
Depreciation and amortization	$29,925	$40,786	$43,859	$51,261	$38,482	$37,374
Aircraft impairment charge, net of tax		($2,083)				
(Gain) Loss on sales of assets	($5)	($151)	$544	($1,755)	($1,571)	($76)
EBITDA*	$132,451	$182,376	$165,679	$139,164	$99,677	$147,990
Adjustment						
Interest expense associated with floor plan notes payable	($7,089)	($8,432)	($13,054)	($11,901)	($9,417)	($7,071)
Adjusted EBITDA*	$125,362	$173,944	$152,625	$127,263	$90,260	$140,919
Depreciation and amortization	($29,925)	($40,786)	($43,859)	($51,261)	($38,482)	($37,374)
Adjusted EBIT*	$95,437	$133,158	$108,776	$76,002	$51,778	$103,545

*Non-GAAP financial measure